Exhibit 99.3


                      LEXINGTON CORPORATE PROPERTIES TRUST
                      ------------------------------------

                  AMENDED AND RESTATED AUDIT COMMITTEE CHARTER


Purpose

               The Audit Committee (the "Committee") of the Board of Trustees (the "Board") of Lexington Corporate Properties Trust (the "Trust") is appointed by the Board to (1) assist the Board in monitoring (A) the integrity of the financial statements of the Trust, (B) the qualifications and independence of the registered public accounting firm employed by the Trust (the "Independent Auditor"), (C) the performance of the personnel responsible for the Trust's internal audit function, including the personnel of any third-party employed by the Trust for the purpose of performing all or any portion of the Trust's internal audit function (collectively, the "Internal Auditors") and the Independent Auditor, and (D) the compliance by the Trust with legal and regulatory requirements relating to the foregoing, and (2) prepare any report required of the Committee by the rules of the Securities and Exchange Commission (the "SEC") to be included in the Trust's annual proxy statement or other periodic report.

Committee Membership

               The Committee shall consist of no fewer than three members. The members of the Committee shall each meet the independence and experience requirements set forth in the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated by the SEC, the listing standards of the New York Stock Exchange and any other applicable laws, rules or regulations.

               The members of the Committee shall be appointed by the Board on the recommendation of the Nominating and Governance Committee. Committee members may be removed and replaced by, and in the sole discretion of, the Board. The Board shall designate one member of the Committee to serve as the chairperson of the Committee.

Committee Operating Procedures

               The Committee shall hold a regular meeting once per quarter, and such additional meetings as the Committee members deem necessary or appropriate. The Committee shall report to the Board following all regular meetings and at such other times as the Committee members deem necessary or appropriate. The Secretary or an Assistant Secretary of the Trust, or a designee thereof, or another person designated by the Committee acting in coordination with the Secretary of the Trust, shall record minutes of all Committee meetings, and such minutes shall be maintained with the books and records of the Trust.

               The Committee shall fix such additional rules or procedures for the conduct of its business pursuant to this Charter as the Committee members deem necessary or appropriate. Any such additional rules or procedures shall be consistent with the Declaration of Trust and By-Laws of the Trust and this Charter, in each case as in effect from time to time, and shall be filed with this Charter in the books and records of the Trust.


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               The Committee may form and delegate authority to subcommittees when and as the Committee deems necessary and appropriate, except as may be otherwise provided by this Charter.

Committee Authority and Responsibilities

        Financial Statement and Disclosure Matters
        ------------------------------------------

        1. The Committee shall review and discuss with management and the Independent Auditor the annual audited financial statements and the quarterly financial statements, including the results of the Independent Auditor's reviews of the quarterly financial statements and the Trust's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" in each Form 10-K and Form 10-Q filed by the Trust.

        2. The Committee shall discuss with management and the Independent Auditor significant financial reporting issues and judgments made in connection with the preparation of the Trust's financial statements, including:

               (a) any significant changes in the Trust's selection or application of accounting principles,

               (b) any major issues as to the adequacy of the Trust's internal controls,

               (c) the development, selection and disclosure of critical accounting estimates, and

               (d) analyses of the effect on the Trust's financial statements of alternative assumptions, estimates or methods permitted under generally accepted accounting principles ("GAAP").

        3. The Committee shall discuss with management the Trust's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies.

        4. The Committee shall discuss with management and the Independent Auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Trust's financial statements.

        5. The Committee shall discuss with management the Trust's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Trust's risk assessment and risk management policies.

        6. The Committee shall discuss with the Independent Auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit including, without limitation:


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               (a)    the adoption of, or changes to, the Trust's significant
                      auditing and accounting principles and practices as suggested by the Independent Auditor, the Internal Auditors or management.

               (b) the management letter provided by the Independent Auditor and the Trust's response to that letter.

               (c) any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

        Oversight of the Trust's Relationship with the Independent Auditor
        ------------------------------------------------------------------

        7. The Committee shall meet with the Independent Auditor prior to the audit to discuss the planning and staffing of the audit.

        8. The Committee shall be directly responsible for the appointment, compensation and oversight of the work of the Independent Auditor, and the Independent Auditor shall report directly to the Committee.

        9. The Committee shall be responsible for the pre-approval of all auditing services and, to the extent permitted under applicable law, non-audit services to be provided to the Trust by the Independent Auditor. The Committee may delegate the authority to grant such preapprovals to one or more of its members. The decisions of any such member to preapprove any such activity shall be presented to the Committee at the next scheduled meeting.

        10. The Committee shall review the policies of the Independent Auditor to ensure the regular rotation of the lead (or coordinating) audit partner and the audit partner responsible for reviewing the audit as required by applicable law, rules or regulations.

        11. The Committee shall review the experience and qualifications of the lead (or coordinating) audit partner, the audit partner responsible for reviewing the audit and other appropriate senior members of the Independent Auditor.

        12. The Committee shall obtain and review a report from the Independent Auditor at least annually regarding:

               (a)    all critical accounting policies and practices to be used,

               (b) all alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Independent Auditor, and


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               (c)    other material written communications between the
                      Independent Auditor and management, such as any management letter or schedule of unadjusted differences.

        13. The Committee shall obtain and review any reports received from management regarding:

               (a) significant deficiencies in the design or operation of internal controls which could adversely affect the Trust's ability to record, process, summarize and report financial data, and

               (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Trust's internal controls.

        14. The Committee shall obtain and review a report from the Independent Auditor at least annually regarding:

               (a) the Independent Auditor's internal quality-control procedures,

               (b) any material issues raised by the most recent quality-control review, or peer review, of the Independent Auditor, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the Independent Auditor,

               (c)    any steps taken to deal with any such issues, and

               (d) all relationships between the Independent Auditor and the Trust.

        15. The Committee shall evaluate the qualifications, performance and independence of the Independent Auditor, including a review of whether the Independent Auditor's quality controls are adequate and whether the provision of non-audit services is compatible with maintaining the Independent Auditor's independence. In making this evaluation, the Committee shall take into account the opinions of management and the Internal Auditors. The Committee shall present its conclusions with respect to the Independent Auditor to the Board and may recommend that the Board take additional action to satisfy itself of the qualifications, performance and the independence of the Independent Auditor.

        16. The Committee shall consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the Independent Auditor on a regular basis.

        17. The Committee shall recommend to the Board policies for the Trust's hiring of employees or former employees of the Independent Auditor who were engaged on the Trust's account.


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        18.    When appropriate, the Committee shall discuss with the national office of the Independent Auditor issues on which they were consulted by the Trust's audit team and matters of audit quality and consistency.

        Oversight of the Trust's Internal Audit Function
        ------------------------------------------------

        19. The Committee shall review the appointment and replacement of the senior executive of the Trust responsible for overseeing the Internal Auditors.

        20. The Committee shall review the significant reports to management prepared by the Internal Auditors and management's responses.

        21. The Committee shall discuss with the Independent Auditor the responsibilities of the internal audit function, particular projects and activities to be undertaken by the Internal Auditors and the results of such projects and activities, budget and staffing issues and any recommended changes in the planned scope of the internal audit.

        Compliance Oversight Responsibilities
        -------------------------------------

        22. The Committee shall obtain from the Independent Auditor assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

        23. The Committee shall obtain reports from management, the Independent Auditor and the senior executive of the Trust responsible for overseeing the Internal Auditors regarding the compliance or failure of compliance of the Trust with applicable legal requirements and the Trust's Code of Business Conduct and Ethics.

        24.    The Committee shall establish procedures for:

               (a) the receipt, retention and treatment of complaints received by the Trust regarding accounting, internal controls or auditing matters; and

               (b) the confidential, anonymous submission by employees of the Trust of concerns regarding questionable accounting, internal controls or auditing matters.

        25. The Committee shall discuss with management and the Independent Auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Trust's financial statements or accounting policies.

        26. The Committee shall discuss with the Trust's General Counsel or other legal counsel designated by the Committee legal matters that may have a material impact on the financial statements of the Trust's compliance policies.

        General
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        27.    The Committee shall review and reassess the adequacy of this
               Charter annually and recommend any proposed changes to the Board for approval. The Committee shall annually review its own performance.

        28. The Committee shall have the authority to engage independent counsel and other advisors, as the Committee members deem necessary and appropriate to carry out the Committee's duties under this Charter.

        29. The Committee shall meet with management, the Internal Auditors and the Independent Auditor in separate executive sessions at least quarterly. The Committee may also, to the extent it deems necessary or appropriate, meet with the Trust's investment bankers or financial analysts who follow the Trust. The Committee shall also have authority to request that any trustee, officer or employee of the Trust, the Trust's outside counsel or the Independent Auditor attend any meeting of the Committee.

        30. The Committee have such additional authority, duties and responsibilities as may be granted or assigned to the Committee by the Board from time to time.

Limitation of Committee's Role

               While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to (i) plan or conduct audits, (ii) determine that the Trust's financial statements and disclosures are complete and accurate or are in accordance with GAAP or applicable rules and regulations or (iii) monitor and control risk assessment and management. These are the responsibilities of management and the Independent Auditor.


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